Restructuring and Impairments	9 Months Ended
Sep. 30, 2024
Restructuring and Related Activities [Abstract]
Restructuring and Impairments
4. Restructuring and Impairments
In December 2021, the Company initiated an operational restructuring program that included plans for costs reductions in response to a difficult interest rate environment as well as a slowing housing market. The restructuring program, which continued during the nine months ended September 30, 2024, consists of reductions in headcount and any associated costs that primarily include reduction in real estate footprint expenses and one-time employee termination benefits. The Company expects the restructuring initiatives to continue at least through the end of 2024.
Due to reduced headcount, the Company has also reduced its real estate footprint. The Company has impaired right-of-use assets related to office space that is no longer in use or has been completely abandoned. Leases where the Company is unable to terminate or amend the lease with the landlord remain on the balance sheet under lease liabilities.
In September 2024, the Company entered into a lease amendment with a landlord to reassign the lease to a third party and release the Company of all rights and obligations under the original lease. The amendment was accounted for as a lease modification (the “Lease Modification”) which reduced the term of the lease from June 30, 2030 to November 1, 2024. Upon entering into the Lease Modification, the Company made the remaining lease payments of $7.3 million and incurred initial direct costs of $1.1 million. As part of the Lease Modification, the Company reduced the right-of-use asset by $12.4 million and removed the lease liability of $20.8 million. Total lease costs will be expensed over the amended lease term and are included within general and administrative expenses within the condensed consolidated statements of operations and comprehensive loss. All corresponding leasehold improvements will be depreciated over the amended lease term.
For both the three months ended September 30, 2024 and 2023, the Company impaired property and equipment of none. For the nine months ended September 30, 2024 and 2023, the Company impaired property and equipment of none and $4.8 million, respectively, which was related to termination of lease agreement and sale of laptops resulting from a reduction in the workforce. For the three and nine months ended September 30, 2024 and 2023, the Company’s restructuring and impairment expenses consist of the following:

	Three Months Ended September 30,		Nine Months Ended September 30,
(Amounts in thousands)	2024	2023	2024	2023
Employee one-time termination benefits(1)	$43	$765	$948	$2,319
Impairments of Right-of-Use assets (2)	—	—	—	118
Real estate restructuring loss (2)	—	(37)	—	5,252
Gain on lease settlement (2)	—	(49)	—	(1,025)
Impairment of property and equipment (2)	—	—	—	4,844
Total Restructuring and Impairments	$43	$679	$948	$11,508
(1)Employee one-time termination benefits are included in compensation and benefits on the condensed consolidated statements of operations and comprehensive loss.
(2)Impairments of Right-of-Use Assets, real estate restructuring loss, gain on lease settlement, and impairment of property and equipment are included in other expenses on the condensed consolidated statements of operations and comprehensive loss.

The cumulative amount of one-time termination benefits, impairment of loan commitment assets, impairment of right-of-use assets and real estate restructuring loss, and impairment of property and equipment as of September 30, 2024 is $123.2 million, $105.6 million, $8.5 million, and $12.0 million, respectively.